Summary Prospectus May 1, 2012

Virtus Small-Cap Growth Series

This Summary Prospectus is intended for use in connection with a variable life insurance policy or a variable annuity contract and is not intended for use by other investors.

Before you invest, you may want to review the series’ prospectus, which contains more information about the series and its risks. You can find the series’ prospectus, statement of additional information (SAI), annual report and other information about the series online at http://www.virtus.com/products/institutional/vitdocuments.aspx.

You can also get this information at no cost by calling 800-367-5877 or by sending an e-mail to: virtus.investment.partners@virtus.com.

The series’ prospectus and SAI, both dated May 1, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective

Long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Virtus Small-Cap Growth Series (the “Series”). The table and the example do not include any fees or sales charges under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment):	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)
Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.23%
Acquired Fund Fees and Expenses	0.01%
Total Annual Series Operating Expenses(1)	1.34%

(1)	Restated to reflect current expenses.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ total operating expenses remain the same. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Virtus Small-Cap Growth Series	$136	$425	$734	$1,613

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

The Series pursues long-term capital appreciation in the small-cap sector while seeking to provide the risk characteristics of the less volatile large-cap S&P 500® Index. The Series invests in a select group of small-cap companies believed by the subadviser to be growth companies and undervalued relative to their future growth potential. The investment strategy emphasizes companies assessed by the subadviser as having a competitive advantage, strong management and low financial risk and as able to grow over market cycles, despite their discounted valuations.

Under normal circumstances, the Series invests at least 80% of its assets in common stocks of small capitalization companies. As of the date of this Prospectus, the subadviser considers small capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2000® Growth Index. Because small capitalization companies are defined by reference to an index, the market capitalization of companies in which the Series invests may vary with market conditions. As of December 31, 2011, the market capitalization range of companies included in the Russell 2000® Growth Index was $23 million to $3.7 billion. Generally, the Series invests in approximately 20-35 securities at any given time.

Principal Risks

The Series may not achieve its objective, and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the Series are:

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Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Series invests will impact the value of the stocks held by the Series and thus, the value of the Series’ shares over short or extended periods.

>	Growth Stocks Risk. The risk that the Series will underperform when growth investing is out of favor or that the Series’ investments will not appreciate as anticipated.

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Limited Number of Investments Risk. The risk that the Series’ portfolio will be more susceptible to factors adversely affecting issuers of securities in the Series’ portfolio than would a fund holding a greater number of securities.

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Market Volatility Risk. The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>	Small Company Risk. The risk that the Series’ investments in small companies will be more volatile than investments in larger companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ total return performance from year to year over the life of the Series. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index (the S&P 500® Index) and another index that reflects the market sectors in which the Series invests (Russell 2000® Growth Index). The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted.

Calendar Year Annual Total Returns

Best Quarter: 2Q/2003: 27.79%	Worst Quarter: 4Q/2008: -25.51%	Year to date: (3/31/12): 9.17%

Average Annual Total Returns (for the periods ended 12/31/11)	1 Year	5 Years	Since Aug. 12, 2002
Virtus Small-Cap Growth Series	16.59%	0.71%	9.07%
S&P 500® Index (does not reflect fees or expenses)	2.11%	(0.25%)	5.67%
Russell 2000® Growth Index (does not reflect fees or expenses)	(2.91%)	2.09%	8.98%

Updated performance information is available at virtus.com or by calling 1-800-367-5877.

Management

The Adviser and Subadviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series.

Kayne Anderson Rudnick Investment Management LLC (“Kayne”), an affiliate of VIA, is the subadviser to the Series.

Portfolio Managers

>	Todd Beiley, CFA, Senior Research Analyst at Kayne. Mr. Beiley has been Portfolio Manager since November 2010.

>	Jon Christensen, CFA, Senior Research Analyst at Kayne. Mr. Christensen has been Portfolio Manager since November 2010.

>	Robert Schwarzkopf, CFA, Chief Investment Officer at Kayne. Mr. Schwarzkopf has been Portfolio Manager since November 2010.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

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